Exhibit 4.1



                         CONSENT OF INDEPENDENT AUDITORS

      We consent to the reference to our firm under the caption
"Experts-Independent Auditors" and to the use of our report dated April 11, 2002 in the Amendment No. 1 to the Registration Statement (Form S-6 No. 333-85472) and related Prospectus of Claymore Securities Defined Portfolios, Series 122.

                                          /S/ ERNST & YOUNG LLP
Kansas City, Missouri
April 11, 2002